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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2007
                                                         -----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Missouri                     0-24571               43-1816913
         --------                     ---------             ----------
(State or other Jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         On December 19, 2007, Pulaski Financial Corp. (the "Company"), the holding company for Pulaski Bank, amended Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.
             ------------

         On December 21, 2007, Pulaski Financial Corp. (the "Company"), the holding company for Pulaski Bank, announced that its board of directors had determined to separate the roles of chairman of the board and chief executive officer, effective January 1, 2008. Lee S. Wielansky, who currently serves as a member of the compensation and nominating and corporate governance committees, will serve as the new non-executive chairman of the board. William A. Donius will continue to serve as the Company's president and chief executive officer and will remain on the board of directors. For more information, reference is made to the Company's press release dated December 21, 2007, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

      (a)    Financial Statements of Businesses Acquired: Not applicable

      (b)    Pro Forma Financial Information:  Not applicable

      (c)    Shell Company Transactions:  Not Applicable

      (d)    Exhibits

             Number       Description
             ------       -----------

             3.1          Amended and Restated Bylaws of Pulaski Financial Corp.
             99.1         Press Release Dated December 21, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 21, 2007                By: William A. Donius
                                            ------------------------------------
                                            William A. Donius
                                            Chairman and Chief Executive Officer